AGREEMENT ON ESTABLISHMENT

             OF A SINO FOREIGN EQUITY JOINT VENTURE

         CHINA-CANADA LIUMAO GRAPHITE PRODUCTS CO. LTD.

                        September 9, 1997







         I hereby certify the within document to be a true and accurate translation copy of the original Agreement dated September 9, 1997 in Chinese, this 16th day of September, 1997.

         //ss    Stella Yau
         Stella Yau

</Table
>
        Agreement on the establishment of a joint venture


Based on the Agreement on Intent signed by Liumao Graphite Mine of Jixi (hereinafter called "Party A") and Da-Jong Resources,
Inc. (hereinafter called "Party B") in Jixi of Heilongjian on
June 4, 1997, the parties conducted further consultations and discussions from September 6 to September 9, 1997 on the establishment of any equity joint venture in relation to the Liumao Graphite Mine of Jixi, Heilongjiang, China. The parties have entered into this Agreement based on the following terms and conditions.

1. The Parties have agreed to establish an equity joint venture covering the graphite mine in Liumao, Jixi of Heilongjian, China. The joint venture company shall be a limited liability company, and shall be registered in Jixi, Heilongjian of China as a sino-foreign equity joint venture with independent accounting and legal person status. The name of the joint venture is temporarily set as "China-
     Canada Liumao Graphite Products Co. Ltd.".

2. The scope and size of production and business of joint venture:

     1)   high purity graphite, annual output 1,000 tons;
          (carbon content 99.9% up to 99.995%)

     2)          expandable graphite, annual output 5,000 tons;

     3)   graphite paper, annual output 4,000 tons;

3.   Investment in the joint venture:

   Investment in the joint venture shall be divided into three parts:

   Part 1. For the 1,000 ton/year high purity graphite project, the total investment is estimated at RMB33,200,000, among which 22,200,000 Yan is as fixed assets and 11,000,000 Yan as working capital.

   Part 2. For the 5,000 ton/year expandable graphite project, the total investment is estimated at RMB25,000,000, among which 20,000,000 Yan is for fixed assets and 5,000,000 Yan for working capital.

   Part 3. For the 4,000 ton/year graphite paper project, the total investment is estimated at RMB20,000,000
            (subject to the completion of feasibility study report and project budgeting). Both parties shall be allowed to obtain financing for Part 3 in the name of the joint venture and through coordination.

The total investment amount for each of the three parts mentioned above shall be subject to a investment amounts determined through examination of the feasibility study report conducted by both parties and experts, organized by the government department with the authority to approve.

1.   Investment Scope and Investment Ratio of Parties:
     1)   Investment Scope:
       Party A:     power supply, water supply, transportation,
               communication and portion of working capital.
       Party B:     equipment, working capital for constructions
               and others.
     2)   Investment Ratio and Mode:

       Party A:     responsible for 20% of the investment amounts
               in the form of the existing installation,
               equipment and materials.
       Party B:     responsible for 80% of the investment amount
               in the form of cash investment.
2.   Organization and Management of the Equity Joint Venture:
   The joint venture shall form a Board of Directors to be
   appointed by both parties and the Board of Directors shall compose of Chairman, Vice-Chairman and several directors, all under the laws of PRC governing sino-foreign equity joint
   ventures.  The Board of Directors shall appoint a General
   Manager and a Vice General Manager to be responsible for the day-to-day work, production and operations of the joint
   venture.  The management structure of the joint venture shall be established in accordance with the needs.
3.   Supply of Raw Materials to the Joint Venture:
   1)    Party A shall supply the raw material for high purity
          graphite to the joint venture in accordance with the
          market price.  The quantities of such supply shall be
          no less than 1,500 tons per year with carbon content at
          90% or above.
   2)    Party A shall supply raw material for expandable
          graphite to the joint venture according to the market
          price with an annual supply no less than 5,000 tons.
   3)    The joint venture shall produce and supply raw
          materials for graphite paper.
4.   Sale of Products:
   1)    The joint venture shall sell high purity graphite to
          domestic and international market directly.
   2)    Expandable graphite as raw materials for graphite
          paper, shall be settled internally within the joint
          venture.
   3)    The joint venture shall be responsible for the sales of
          graphite paper and all graphite paper shall be sold in
          the international market.
5.   Transfer of Interest:
     Either party may transfer the whole or part of its interest in this Agreement to any third party.
6.   Schedule for the Establish of the Joint Venture:
   1)    Party A and Party B shall each complete a feasibility
          study report on high purity graphite and expandable
          graphite, and will jointly submit a feasibility study
          report based on Party A's report to the government
          department for approval and acceptance by the end of
          October, 1997.  The parties shall complete feasibility
          study report on graphite paper by the end of December,
          1997.  Party B shall supply Party A by the end of
          November, 1997 the production program and the market
          price in relation to graphite paper.
   2)    By the end of November, 1997, the parties shall sign
          the Agreement to Establish an Equity Joint Venture in
          Jixi, Heilongjiang, conduct the first Directors'
          meeting and adopt the Articles of Association.  Party A
          shall, for this purpose, complete the drafting of the
          Agreement and Articles of Association to be delivered
          to Party B for comments and revisions and then to be
          submitted to the Board of Directors.
   3)    By the end of January, 1998, the joint venture shall
          commence the registration procedure of China.  At the
          same time, the parties shall send people to the country
          that will supply the equipment and sign the purchase
          agreement for equipment.
   4)    By the end of March, 1998, the design for the high
          purity graphite project shall be completed and the
          construction shall commence in April.
   5)    By the end of April, 1998, the design for expandable
          graphite project shall be completed and the
          construction shall commence in May.
   6)    By the end of June, 1998, the design for the graphite
          paper project shall have been completed and the
          construction shall commence in July.
7.   The cost for the approval and acceptance of the project,
     completion of the feasibility study report and the review
     and examination of the feasibility study report shall be
     250,000 Yan.  The cost shall be deemed the cost of the joint venture.
8.   The parties agree to continue consultation and discussions on matter not covered in this Agreement.
9.   This Agreement shall expire December 31, 1997.
10.  This Agreement shall be submitted to Heilongjiang Provincial
     Foreign Investment Administration Bureau for filing.
Party A:    Jixi Liumao Graphite Mine      Party B:    Da-Jung
Resources, Inc.
Representative:                Yu, Ying    Representative: James
    Fawcett
Dated: September 9, 1997
  [Letterhead of Heilongjiang Foreign Investment Administration
                             Bureau]






Canadian Da-Jung Resources, Inc.


Liumao Graphite Mine, of Jixi, Heilongjiang and Da-Jung
Resources, Inc. have reached an Agreement of Intent to establish an equity joint venture to jointly develop high purity graphite
(annual output 1,000 tons), expandable graphite (annual output
5,000 tons) and graphite papers (annual output 4,000 tons), and for this purpose, signed a formal agreement on September 9, 1997 in Harbin City. The said Agreement has been formally submitted to our bureau for filing records.



Heilongjiang Provincial Foreign Investment Administration Bureau.
Date:     September 12, 1997  (Seal)


                 EQUITY JOINT VENTURE AGREEMENT


                             BETWEEN

                      LIUMAO GRAPHITE MINE

                               AND

                   1NTEGRATED CARBONICS CORP.



                        NOVEMBER 10, 1997

                       (General Contract)




CHAPTER 1
PARTIES OF THE COOPERATIVE JOINT VENTURE AGREEMENT


1.   The two parties of this Contract and the JVC are:

     (1)  LIUMAO GRAPHITE MINE

          (hereinafter   referred  to  as  "Party  A"),   legally
          established   and  registered  in  Jixi,   Heilongjiang
          Province, the People's Republic of China, China.
          Address:           Jixi, Heilongjiang Province, China
          Telephone:         (086) 453-246-9075
          Facsimile:         (086) 453-246-9094
          Legal Representative:   Zhen Yu
          Title:             General Manager
          Nationality:       Chinese



     (2)  INTEGRATED CARBONICS CORP.

          (hereinafter  referred  to as "Party  B"),  of  Nevada,
          legally  established and registered  in  the  State  of
          Nevada, U.S.A.
          Address:            Suite  206-A, 1600 East Desert  Inn
                              Road, Las Vegas, Nevada, USA 89109
          Telephone:          (604) 682-8445
          Facsimile:          (604) 682-4380
          Legal Representative:        Mario Aiello
          Tide:               Chairman
          Nationality:        Canadian














CHAPTER 2



DEFINITIONS





3. Unless otherwise provided in this Contract, the words and phrases defined in this Contract shall have the same meanings set forth herein:

   "Articles" refers to Articles of Association of the JVC containing detailed rules on the establishment and operation of the joint venture company signed by the Parties as amended from time to time.

   "Approval Authority" means the relevant Chinese governmental organ or organs, or any department to which authority has been delegated, which, in accordance with the prevailing
   Chinese laws, has the power to approve or not to approve this Contract or other agreements and documents in connection with this Contract.

   "Board of Directors" refers to the Board of Directors of the Joint Venture Company.

   "Business License" means the license issued by the Chinese government to the Joint Venture Company allowing it to carry on business and operate in China.

   "Contract" means this agreement and all the attachments and amendments hereof.

   "Contract Rights" includes all agreements, contracts, rights or offerings obtained from third parties including Government
   Instrumentality, as well as all other rights including right or interest derived from any option agreement, leases or other contracts permitting Parties to carry out any Operating
   Activities set out hereunder.

   "Costs"  means all costs and expenses incurred by the JVC,  or either  Parties on behalf of or for the JVC, such as costs  of
   site   uses,  samplings,  survey  and  investigations,  tests,
   environmental   studies,  engineering  designs,  construction,
   manufacturing   and  purchase  of  equipment  and   machinery,
   mineral  development and processing, expenses for  foreign  or
   Chinese  engineers or other experts, independent  engineering, expenses  for  technical or professional  opinions,  salaries, wages, benefits, administrative and travel expenses.

   "General Manager" or "Deputy General Manager" means the individual or entity appointed pursuant to Chapter 8 herein.

   "Government  Instrumentality"  means  any  state,  provincial,
   city,   municipal  or  local  government  and  any  department
   thereof,  or  the central bank, court, commission,  bureau  or board  exercising  any  regulation,  expropriation  or  taxing authority under or for the account of any of the foregoing.

   "Joint  Venture Company" or "JVC" means the cooperative  joint
   venture  company  established  by  the  Parties  pursuant   to
   Chapter 4 herein.

   "Management   Committee"  means  the   committee   established
   pursuant to Article 31 hereunder.

   "Operating  Activities"  means  all  operation  and   business
   activities  of  the  JVC,  including feasibility  studies  and construction of processing plants.

   "Parties" means Party A and Party B as well as their successors and permitted assigns, and "Party" means either party.

   "Phase I", "Phase II" "Phase III"-or "Phases" shall have the meaning defined in Article 20 hereunder.

   "PRC" means the People's Republic of China.

   "Products" means graphite products, by-products and other related products produced by the JVC.

   "Province" means the province of Heilongjiang.

   "Share Interest" means a Party's percentage of share interest in the JVC, in the case of Party A, 20% of shares in the capital of the JVC and, in the case of Party B, 80% of shares in the capital of the JVC, as adjusted from time to time.

   "Subsidiaries"   means  any  individual,  partnership,   joint
   venture,  companies or any other business entities  controlled directly or indirectly by a Party.

   "Term"  means  the Term of the JVC as defined  in  Article  18 herein.

   "Total Investment" means the total investment by the Parties as referred to in Article 19 herein.

   "Work Days" means all the days in a year less Saturdays, Sundays and the Chinese Statutory Holidays.



CHAPTER 3

REPRESENTATIONS AND WARRANTIES


4.   Party A hereby represents and warrants as follows:
   (1) Party A is legally established and validly existing under the PRC laws, and as such, has all necessary legal rights and authority to carry out business in the Province contemplated in this Contract.
   (2) Party A is familiar with the Chinese laws, regulations and policies relating to foreign investment and joint venture law.
   (3) Party A has obtained or is able to obtain the consent and/or approval of the Government Instrumentality in relation to the execution of this Contract and the a performance of the obligations hereunder.
   (4) Party A's signing, interpretation and execution of this Contract shall not:
          (a) be in conflict with the Articles of the JVC or its scope of business under any license or permit or approval from the government;
          (b) be in conflict with any laws, regulations, rules, orders or judgments of PRC which Party A must comply with;
          (c) be in conflict with agreements Party A has reached with any other party.
   (5) Party A's operating activities are not in breach of any environmental laws and regulations of PRC.
   (6)    Unless otherwise disclosed to Party B, all Party A's
          Assets are free from any lien, charge, claim or other encumbrances.
   (7) All licenses, permits and approvals, copies of which are attached hereto, allowing Party A to carry out its normal operation, are validly issued and in good standing.
5.   Party B represents and warrants that:
   (1) Party B is incorporated under the laws of the Nevada, U.S.A., and is in good standing and valid existence.
   (2) Party B has all the power and authority to execute this Contract and perform the obligations thereunder and none of its actions are subject to the consent or the approval of the government of the Nevada, U.S.A.
   (3) This Contract will be effective and binding once signed by Party B and Party A and approved by the Approval Authority.
   (4) Party B agrees that it shall fully and in good faith perform each of the obligations set out in this Contract and shall exercise each of its rights under this Contract in a reasonable manner.

CHAPTER 4
        ESTABLISHMENT OF THE EQUITY JOINT VENTURE COMPANY


6.   Name of the JVC,

     (1)  The Chinese name of the JVC shall be:



          Liumao ICC Graphite Products Ltd.



     (2)  The English name of the JVC shall be:



          ICC Liumao Graphite Products Ltd.



7.   The Business Address of the JVC:

      The   business  address  of  the  JVC  shall  be  at  Jixi,
   Heilongjiang, China.

8.   Compliance of Laws:

   All activities of the JVC shall comply with the laws, regulations and rules of the PRC, and all its proper business activities and legal rights shall be protected by the PRC
   Laws.

9.   Establishment of the JVC:

   Party A and Party B hereby agree that they shall cause an Equity Joint Venture to be established upon signing of this Contract on the basis of the Articles and pursuant to the Law of the People's Republic of China on China Foreign Equity
   Joint Ventures, the Detailed Implementing Regulations for  the
   Law of the PRC on Equity Joint Ventures and the provisions of other applicable PRC laws and regulations.

10.  Responsibility of the Company:

   The  JVC  shall be responsible for its own debts  and  assets.
   Either Party shall only be liable to the extent of its investment in the JVC and the JVC shall be liable to any third party only to the extent of its registered capital.

11.  Profits:

   The net after tax profits or dividends of the JVC shall be distributed pro rata to the Share Interest of the Parties.



CHAPTER 5



PURPOSE, BUSINESS SCOPE AND TERM OF COOPERATIONS





12.  Purpose and Mandate:

   The   purpose  of  the  JVC  shall  be  to  enhance   economic
   cooperation   and   technical  exchange,   to   use   advanced
   technology   and   scientific  management  methods,   and   to
   endeavour  to  produce high quality graphite products  to  the international market in compliance with the ISO-9002  standard and  in  accordance  with the schedule set  by  the  Board  of
   Directors,   so   as   to  permit  the  Parties   to   achieve
   satisfactory economic benefits and investment returns, all  on the  basis,  of the principles of fairness, legality,  quality and mutual benefit.

13.  Business Scope:

   The  business  of the JVC shall be production, processing  and export  of  graphite products, including high purity graphite,
   expandable   graphite,  graphite  sheet  or   other   graphite
   products as may be determined by the JVC.

14.  No Competition:

   Neither Party shall conduct or contemplate any competitive business activities in the Province. Unless otherwise agreed between the Parties neither Party shall be engaged in any business or enter into any discussions with or establish any other joint venture, partnership, company or other form of business which would be in direct or indirect competition with the JVC or its products, or would in any way diminish, restrict or affect the supply of raw material or materials from any existing or future production facilities or source of supply to the JVC.

15.  First Right of Refusal:

   Party A hereby grants to Party B a First Right of Refusal  for
   Pam  B's  investment or participation in any  future  graphite
   projects  to  be  undertaken  by  Party  A  or  any   of   its
   Subsidiaries  individually or jointly with any  other  parties in  the  Province, and Party A shall inform Party B in writing of  its  plan of any future graphite projects as soon as  such plan is formulated.

16.  Option to Acquire

   Party  A  hereby grants Party B a priority option, exercisable during  the  Term of this Contract, to acquire  the  whole  or part  of  Party  A's existing or future production  facilities and/or  mineral  deposits.  The Option  may  be  exercised  by
   Party   B  delivering  to  Party  B  the  Notice  to  exercise
   substantially  in  the form attached hereto as  Schedule  "A", upon occurrence of any one of the following events:

   (1)    Party  A  in  voluntary  or  involuntary  bankrupt   or

liquidation proceedings; or



   (2)   any material change in Party A's corporate structure  or

ownership; or



   (3)    any  adverse material change in the financial situation

of Party A; or



   (4)   any  unremedied  shortfall of raw material  supplies  to

          the JVC by Party A over 1 month; or



  (5)    at  any time, when in the view of Party B, it is in  the

          best interest of the JVC to do so.



17.  Option to Expand:

   Party  A  hereby  grants  to Party B the  exclusive  right  to
   construct  and  operate  independent  mining  operations   and
   floatation  circuits ("Expansion") using  Party  A's  existing plant or other site, as may be required from time to time,  to secure  or increase production of raw materials to be supplied
   to  the  JVC.   Such  Expansion may take  the  form  of  joint
   venture  between  Party A and Party B or an  operation  wholly owned and operated by Party B. Where such Expansion takes  the form  of  a  joint venture, the terms and conditions  of  this
   Contract shall apply where applicable.

18.  Technology Transfer:

   Both  Parties  shall  be responsible to recommend  and  obtain advanced technology and process to optimize the efficiency  of production and operation of each Phase and maximize return  on
   investment.   Any  transfer of technology  to  the  JVC  shall
   strictly  adhere to the terms and conditions  imposed  by  the transferor and the policies and guidelines of the JVC for  the protection of the said technology.

19.  Term of the JVC:

   The Term of the JVC shall be 30 years commencing on the date of the issuance of Business License of the JVC, and may be extended by such length of time as shall be decided by the Board of Directors and approved by relevant authorities.

                            CHAPTER 6

        TOTAL INVESTMENT, REGISTERED CAPITAL AND TRANSFER





20.  Total Investment and Registered Capital:

   The Total Investment of the JVC shall be the gross amount of all the funds required to complete the three Phases of operation during the Term of this Contract and the minimum
   Total Investment shall be the funds required to complete any one Phase of the operation but shall not in any case exceed
   US Dollars 28 million unless decided otherwise by the Parties pursuant to Article 24 hereunder. The registered capital shall be 40% of the Total Investment or the minimum Total
   Investment, and shall be paid in stages to the JVC as required by the operation of the JVC pursuant to Phased
   Development provided for below.

21.  Phased Development:

   The operation of the JVC shall be divided into three Phases:

   Phase 1: implementation and the completion of the 1,000 tons/year high purity graphite project with a total investment estimated at USD4,150,000 (RMB
               33,200,000 at exchange rate 1:8);
   Phase 2: implementation and the completion of the 5,000 tons/year expandable graphite project with a total investment estimated at USD3,120,000 upon completion of the feasibility study and recommendation thereof (RMB 25,000,000 at exchange rate 1:8);
   Phase 3: implementation and the completion of the 4,000 tons/year graphite sheet project with a total investment estimated at USD20,000,000 upon completion of the feasibility study and recommendation thereof (RMB 160,000,000 at exchange rate 1:8).

   Each Phase shall be an independent operation under its own schedule to be determined by the Board of Directors and with independent internal accounting. The Board of Directors may make decisions on the commencement, continuation, postponement or suspension of, as well as any third party participation in any Phase.

22.  Parties' Obligations:

     (1)  Party A shall:

          (a)  obtain  and  maintain  Business  License  and  all
               operation  licenses for the operation of  the  JVC
               and  to  assist  the JVC in its  consultation  and
               negotiation  with  government  instrumentality  to
               ensure  that  the JVC will be able  to  carry  out
               operations  contemplated hereunder  in  accordance
               with   relevant  rules  and  regulations  of   the
               Province  and  PRC and that Party B's  rights  and
               interests are protected:

          (b)  obtain secure and maintain for the benefit of  the
               JVC   licenses  and  permits  necessary  for   the
               operation of each and every Phases and the JVC;

          (c)  provide or cause to be provided, or lease or cause
               to  be  leased, to the JVC Premises for operations
               and   office  uses,  and  complete  the  leasehold
               improvement  of the Premises where necessary,  all
               at reasonable and competitive price;

          (d) assist the JVC in securing all infrastructure and the services such as supply of water, power, roads and communication facilities;

          (e)  provide 20% of the Total Investment in the form of
               existing    facilities,    equipment,    Premises,
               materials  and  raw  materials  and/or  cash,   as
               required by the operation of the Phases;

          (f) secure the supply of raw materials, at reasonable price and in required quantity, quality and grade;

          (g)  obtain   and  maintain  valid  export  and   other
               necessary licenses and permits for the benefit  of
               the  JVC  and  allow the JVC to use  its  existing
               export facilities at nominal cost to the JVC; and

          (h)  assist the JVC in the purchase and importation  of
               equipment,  machinery,  technology,  vehicles   or
               other supplies which have to be imported;

     (2)  Party B shall:



          (a)  assist the JVC in the purchase and importation  of
               equipment,  machinery,  technology,  vehicles   or
               other supplies which have to be imported;

          (b) assist the JVC in the recruitment of foreign experts, advisors or agents;

          (c) provide 80% of the Total Investment as required by the operation of the Phases, and

          (d)  obtain financing if so needed by the JVC.

23.  Confirmation of Investment:

   Each  time when a Party has made its investment to the capital of  the  J-VC, an accountant registered in China and appointed by  the  Board of Directors shall verify the contribution  and issue  a contribution verification report within 60 days after the  receipt  of the contribution.  Within 30 days  after  the receipt  of  the verification report, the JVC shall  issue  an
   investment   certificate   in  accordance   with   regulations
   governing   joint   venture   enterprises.    The   investment
   certificate  shall  be  signed by the Chairman  and  the  Vice
   Chairman of the Board of Directors.

24.  Valuation of Contribution:

   Where  a  Party makes a contribution not in the form of  cash,
   such  contribution  may  be  valuated  and  assessed  by   the
   relevant authority pursuant to the practice of PRC.   Where  a
   Party  disputes the value of the contribution by another Party assessed  hereunder, the Party shall be allowed to  apply  for re-assessment pursuant to the practice of PRC or as agreed  by the  Parties.  Where a Party disputes the result  of  the  re-
   assessment,  the dispute shall be referred to the  arbitration procedure  provided for herein.  The decision  of  arbitration shall be final and binding on the Parties.

25.  Adjustment of Capital:

   Any  increase  or reduction in the Registered Capital  or  the total  investment  in the JVC must have both Parties'  written
   agreement,   the  unanimous  endorsement  of  the   Board   of
   Directors and approval of the Approval Authority.

26.  Transfer and Assignment of Share Interest:

   Either  Party (the "Transferring Party") may transfer,  assign or  sell  all or part of its Share Interest in the  JVC  to  a third  party  or third parties.  Such transfer, assignment  or sale  of  the  Share  Interest in the  JVC  will  require  the consent  of  the  other  Party and approval  by  the  relevant
   authorities.    Each  Party  warrants  that   such   transfer,
   assignment  or  sale of Share Interest in  the  JVC  will  not
   affect   the   Share  Interest  of  the  other   Party.    The
   Transferring  Party  shall  be  responsible  to   ensure   the
   financial and technical ability of the third party.


CHAPTER 7

BOARD OF DIRECTORS


27.  Appointment of Directors:

   The  Board  of  Directors shall be formed  on  the  date  this
   Contract  is signed by both Parties to the JVC.  The Board  of
   Directors shall comprise seven (7) members, of which  Party  A
   shall  appoint  two  and  Party B shall  appoint  five.   Each
   director shall serve a term of three years, which term can  be extended  upon  expiry  by  the written  confirmation  of  the
   Appointing Party.  Either Party can by written notice  to  the
   JVC,  dismiss a director it has appointed.  Should any vacancy arise  as  a  result  of  retirement, dismissal,  resignation, sickness,  disability  or death, the Appointment  Party  shall appoint  a new director for the remainder of the term  arising from the vacancy.

   The JVC shall indemnify and save harmless the directors against all liabilities that may arise by reason of the directors acting as directors of the JVC or any act or omission of the directors.

28.  Chairman and Vice-Chairman of the Board:

   The  Chairman of the Board of Directors shall be appointed  by
   Party  B  and there shall be one Vice-Chairman which shall  be appointed  by Party A. The Chairman of the Board is the  legal representative of the JVC and shall only conduct  his  or  her work within the terms of reference authorized by the Board  of
   Directors.   When  the  Chairman  is  unable  to  perform  the
   obligations, the Board will appoint the Vice-Chairman  or  any director as the legal representative of the JVC.

29.  Resolutions of the Board:

   The  Board  of Directors shall be the JVC's supreme authority.
   The  quorum  of  the  Board  meeting  shall  be  4  directors.
   Resolutions of the Board on general matters including the operation of the JVC, may be adopted by simple majority.
   However, the following action can be taken only with the unanimous resolutions of the directors who attend a Board of Directors' meeting:

   (1)         amendment of the JVC's Articles.
   (2) merger, division or of the JVC or any material change in the organization of the JVC.
   (3) increase or decrease of the number of shares issued for the purpose of financing by the JVC, application for loans, and the increase and transfer of registered capital.
   (4)         liquidation or dissolution of the JVC.
   (5)         mortgage of the JVC's assets.
30.  Meetings of the Board:

   (1)    The Board of Directors shall meet at least once a year.
          However, if two-thirds or more of directors so request, an interim meeting of the Board of Directors may be convened. Meetings of the Board of Directors shall be convened and chaired by the Chairman, and in the absence of the Chairman, by the Vice-Chairman. The
          Chairman shall give written notice of the Board of Directors meeting to each director at least 30 days before the date of the meeting. The notice shall set out the agenda, time and place of the meeting. Any director unable to attend a Board of Directors meeting for any reason, may by written notice appoint a proxy to attend the meeting. If a director does not attend a meeting and does not appoint a proxy, he shall be deemed to have waived his rights to the meeting. If the Chairman and Vice-Chairman agree, other persons including experts may be invited to attend a Board of Directors meeting as observer, but such observers shall have no right to vote. The JVC shall be responsible for the travel expenses and per them of the Directors.
   (2) The detailed minutes of each meeting of the Board of Directors shall be signed by the Chairman and Vice-
          Chairman of the Board of Directors and then circulated to every director. The minutes and resolutions shall be written in both Chinese and English and shall be kept in the JVC's records once signed by directors who have attended the meeting.
31.  The Board of Director's authority:

   The  Board of Director's authority shall include, but  not  be
   limited   to   the  approval  of  capital  expenditures   plan
   submitted  by  the Management Commitment, review and  approval of feasibility studies and all costs in relation thereto.


CHAPTER 8

MANAGEMENT STRUCTURE


32.  Management:

     (1) The JVC shall establish a Management Committee to be responsible for the day-to-day operation and management of the JVC. The Management Committee shall be composed of 5 members including the General Manager and the Deputy General Manager. Two members including the
          General Manager shall be nominated by Party A and three members including the Deputy General Manager shall be nominated by Party B, each for a term of three years.
          The term of engagement may be extended by the Board of Directors. The Board of Directors shall oversee the performance of the General Manager and Deputy General
          Manager and other members of the Committee who shall take charge of the management of the JVC's day-to-day business and operations in accordance with this Contract and the resolutions of the Board of Directors and, through such departments as production, technology, sales, finance, administration, shall organize and lead the implementation of the development, production, sales, processing of the JVC.
     (2) All major decisions on the day-to-day operations of the JVC shall be effective only with the signature of both the General Manager and Deputy General Manager. The
          Board of Directors shall decide on what matters require the signature of both the General Manager and Deputy
          General Manager.
33.  Work Standards:

   The  General  Manager  and the Deputy  General  Manager  shall perform to the highest industry standards and efficiency,  and shall  observe  mining and other relevant  industry  practice, and  observe  the laws of PRC.  Where the General  Manager  or the  Deputy  General Manager are grossly negligent or  engaged
   in   malpractice,  they  may  be  dismissed  and  replaced  by
   resolutions of the Board of Directors meetings.

34.  Quality Control:

   The  Management Committee shall be responsible for formulating and  implementing quality control procedures  and  regulations as  necessary to ensure the quality and marketability  of  the products  in  international markets.  Where it  is  determined
   that,   based   on  the  recommendations  in  the  independent
   feasibility/marketing  study  conducted  by  the  JVC,  it  is necessary  to  involve  a third party to  conduct  and  ensure quality  control  and the marketability of the  products,  the
   Board  of Directors shall review and approve the form of  such third  party  involvement and shall decide upon the  terms  of
   engagement   of   such   third  party,   including   financial
   compensation and/or equity offered to such third party.


CHAPTER 9
FINANCIAL ACCOUNTING


35.  Monthly Financial Report:

   The JVC shall maintain its accounting system in accordance with international accounting practice. The General Manager shall provide to each Party a financial report on or before the 20th day of a calendar month to reflect the balance of the JVC in the previous month. The General Manager shall provide a financial report for the previous year on or before January 31 every year. The JVC's accounting year commences
   January 1 and ends December 31 every calendar year.

36.  Currency:

   The JVC shall use both United States Dollars and Renminbi as its reporting currency for bookkeeping.

37.  Language for Accounting:

   All  JVC's  vouchers and accounting books shall, where  it  is economical and feasible, be kept in both English and  Chinese.
   The  JVC's  annual financial statements shall  be  written  in both  English  and  Chinese and one copy of  annual  financial statement  shall be prepared for the benefit  of  the  JVC  in
   accordance   with  Generally  Accepted  Accounting   Principle
   (GAAP).

38.  Foreign Exchange Balance:

   The  JVC  shall establish foreign exchange and Renminbi  bank, accounts  at  banks  to be chosen by the Board  of  Directors.
   The  JVC  shall, in accordance with the laws and  requirements of  PRC, apply for and maintain foreign exchange certificates.
   The  JVC  will obtain sufficient foreign exchange to meet  its
   needs.   All expenses incurred in currency conversion will  be
   deemed as the JVC's operational expenses.

39.  Products Sales:

   The JVC shall sell its Products pursuant to the laws and regulations of PRC and through its marketing agency or as may be determined by the Board of Directors.

40.  Products Price:

   The price of the JVC's Products shall be determined by the General Manager and Deputy General Manager and approved by the Board of Directors in accordance with the laws and regulations of PRC and the price guidelines formulated by the Board of Directors.



CHAPTER 10



TAX AND AUDIT





41.  Taxes Payable:

   The JVC shall pay taxes in accordance with the applicable laws and regulations of PRC, and shall enjoy the preferential treatment it is entitled to under the Income Tax Law for Foreign Investment Enterprises and other applicable laws and regulations of the province and of PRC. Party A shall, in this respect, provide its utmost assistance.

42.  Profits Distribution:

   Profits shall be distributed to the Parties according to the following principle:

   (1) the Board of Directors shall, within four months of the end of a financial year, and after deductions are made for common reserve, workers' compensation and pension, decide on the amount of retained earnings and the pro rata distribution of dividend.
   (2) any gross revenue generated annually in each Phase of operation shall first be used for payment of taxes, fees and charges in accordance with the provisions of applicable tax laws and regulations of PRC, and then applied for the recovery of costs in that Phase. The remainder shall be the profit to be allocated between Party A and Party B in accordance with their Share
          Interest.
   (3) Party B shall enjoy priority in receiving foreign exchange payment in any profit of the JVC. Foreign exchange will be U.S. Dollars converted from Renminbi, with the conversion rate being the average sell and buy rate at the People's Bank of China of the date when the Board of Directors decides to distribute profits. If the JVC does not have sufficient foreign exchange to advance to Party B, the JVC shall, as instructed by Party B, convert the Renminbi profit payable to Party B at the bank at the average exchange rate for foreign exchanges, and pay such converted foreign exchange to Party B. If the JVC is unable to make such conversion, then it shall, as instructed by Party B, deposit an equivalent amount in Renminbi in an independent savings account opened in the name of the JVC for the benefit of Party B. The JVC or Party A shall not use the principal or interest thereon in this account. If
          Party B's instructions and requirements comply with the laws of PRC, the JVC should immediately perform the instructions of Party B to deposit Party B's profits into the bank account.
43.  Inspection and Auditing:

   The auditing of the accounts of the JVC shall be conducted through accounting firms registered in China carried in a timely fashion to meet the regulatory requirement.


CHAPTER 11

INSURANCE


44.  Board to Decide:

   The  JVC  shall  take out insurance from the Chinese  People's
   Insurance Company or such other insurance company registered in the PRC in instance where the Chinese People's Insurance
   Company cannot provide adequate coverage or the necessary form of insurance.

45.  Insurance Plan:

   The Board of Directors shall decide on the items to be included in the insurance plan of the JVC.

46.  As Operating Costs:

   All insurance expenses shall be recorded as operating costs.


CHAPTER 12

LABOUR MANAGEMENT


47.  Labour Policy:

   All   decisions   on   retirement,  employment,   termination,
   resignation as well as employee benefits shall be made on  the basis  of  the  Labour Law, Labour Management Regulations  for
   Foreign Invested Enterprises and other applicable laws of  PRC
   (hereinafter  collectively  the  "Labour  Law").   The   JVC's
   regulations  on  labour management shall be  approved  by  the
   Board of Directors and implemented by the General Manager.

48.  Employment Contract:

   The  JVC  shall  enter  into employment contract  individually
   with  employees.   The  JVC shall employ management  personnel
   based on the requirement and the standard set by the Board  of
   Directors.

49.  Hiring:

   The  JVC  shall employ people based on their skills, character and  work experience.  The General Manager and Deputy  General
   Manager  shall make decisions as to the number  and  level  of
   employees  to  be hired based on the needs of  the  JVC.   All
   employees  are  subject to a twelve (12) month probation  (the
   "Probation")  before they are formally employed  by  the  JVC.
   The  Management Committee may, at its discretion,  shorten  or extend the Probation.

50.  Labour Union:

   The employees of the JVC who have completed the Probation may propose to the JVC to organize a labour union in consultation with the Board of Directors and pursuant to the Labour Law and Labour Union Law.


CHAPTER 13

CONFIDENTIALITY


51.  General Provisions:

   This   Contract   and   all   related  documents,   materials,
   technical, geological and financial data and reports shall  be kept strictly confidential.  Except otherwise provided for  in this  Contract,  no  content of the  aforementioned  documents shall be disclosed to a third party or the public without  the prior  written consent of the other Party, which consent shall not be unreasonably withheld.

52.  Term of Confidentiality:

   The term of confidentiality shall end three (3) years after the termination of this Contract. If a Party has transferred all its interests, then that Party will be bound by the confidentiality provisions for two years after the transfer.

53.  Exceptions:

   The  JVC  may,  as  decided  by the Board  of  the  Directors, furnish  necessary documents, information, data  and  ret)orts
   to  a  third  party  or  affiliates.   Such  third  party  and
   affiliate may include:

   (1) banks or other credit institutions from which financing is sought by either Party to this Contract for the implementation of this Contract.
   (2) a potential assignee or assignees to whom rights and/or obligations under this Contract may be assigned.
          However, the assigning party shall ensure the credit worthiness of the assignee.
   (3) professionals such as lawyers and accountants from whom either Party wishes to obtain professional services in preparing or implementing this Contract.
   (4) the governments and stock exchanges or regulatory authorities of either Party, provided the Parties report to the Board of Directors in advance.
54.  Continuing Obligations:

   The obligations in this Chapter 13 are continuing obligations and shall survive any expiry, non-effectiveness, termination, cancellation or amendment of this Contract.



CHAPTER 14


ENVIRONMENTAL PROTECTION AND SAFETY


55.  Compliance with Laws:

   The  JVC  shall comply with the laws and regulations published
   by   the  government  of  PRC  in  relation  to  environmental
   protection  and safety in the course of Operating  Activities.
   Neither Party B or the JVC shall be held liable to any  damage or  destruction to or contamination of the environment  during the  Term  or  caused by any third party  or  which  has  been caused or existed before the establishment of the JVC.

56.  Contacts with Government Instrumentality:

   The  JVC  shall establish and maintain contact with Government
   Instrumentality  in  relation  to  its  operation.   In   this
   respect,  Party A shall take concrete actions to  support  and to  help  with the preservation of public security and orderly operation at and in the vicinity of all Operating Areas.


CHAPTER 15

TERMINATION OF JOINT VENTURE


57.  Termination:

   The term of the JVC shall expire 30 years from the date of issuance of Business License to the JVC. At the request of either Party and upon the approval of the Board of Directors, an application for extension may be made to the original
   Approval Authority at least 180 days prior to the expiry of the term of the JVC.

58.  Early Termination:

   The JVC shall terminate on the expiry of the term of cooperation unless any of the following circumstances occurs which may constitute reasons for terminating this Contract prior to expiry of the term:

   (1) either Party materially breaches any provisions of this Contract and fails to rectify such breach within 180 days after receiving a written notice of the breach from the non-breaching Party.
   (2) an event of force majeure makes it impossible to implement this Contract and the Parties are unable to find a solution thereto.
   (3) the JVC suffers serious losses prior to the expiry of the term of this Contract. or there is an unfavourable change to the exploration and the production conditions which makes it impossible to achieve the purpose of the JVC and there is no means of rectification.
   (4) either Party for any reason ceases being an independent legal entity or is the subject of dissolution or liquidation procedures or ceases its business or is unable to pay its debts.
   (5) both Parties consider that early termination of this Contract is in the best interest of both Parties.
59.  Liquidation:
   Where this Contract expires or is terminated pursuant to the Articles, the JVC shall:
   (1) liquidate the assets, pay all debts, and distribute any balance to the Parties pro rata to Share Interest.
   (2)       provide to each Party a complete list of assets.
   (3)       apply to cancel Business License.
60.  Sale of Assets:

   During the liquidation process, the General Manager will  make his/her best efforts to sell all assets of the JVC, by  public in  private sale.  Either Party may purchase part or the whole of  the  assets of or the other Party's Share Interest in  the
   JVC  at the fair market value to be agreed upon by the Parties
   (if  no  agreement  in writing, on the fair  market  value  is
   reached   between  the  Parties  within  30  days  after   the
   liquidation  commences, then an independent  assessor  may  be retained  to  determine the value).  Assets  may  be  used  to repay any debts of equivalent value owed to either Party.


CHAPTER 16

DISPUTE RESOLUTION


61.  Basic Principle:

   The Parties shall use their best efforts to settle amicably through consultations any dispute arising in connection with this Contract or its performance.

62.  Arbitration:

   Any dispute mentioned in Article 59 that has not been settled through consultation within thirty (30) days after a Party has requested in writing such consultation, may be referred to by either Party to the Arbitration Institute of the Stockholm Chamber of Commerce, Sweden at the location and in accordance with the arbitration proceedings rules thereof, including:

   (1)       three arbitrators will be used; and
   (2) Party A and Party B shall each appoint an arbitrator and the third arbitrator shall be appointed by the Arbitration Institute who shall be the Chair of the Tribunal. The arbitration award shall be final and binding upon both Parties.
63.  Continuing Performance:

   During the arbitration, the Parties shall perform those portions of the Contract over which there is no dispute between the Parties and which are not subject to arbitration.


CHAPTER 17

FORCE MAJEURE


64.  Force Majeure Events:

   (1) Should either Party to this Contract be directly affected in the performance of this Contract or be prevented from performing its obligations under this Contract in time by any event or occurrence not within the control of the Party affected. including earthquake, flood, fire, war, strike, riot, blockade, public disorder, expropriation, nationalization, any act or failure to act on the part of the government, the occurrence and the consequences of which are unpreventable and unavoidable, the Party so affected shall notify the other Party in writing, and within fifteen (15) days thereafter provide detailed information of the event and valid documentary evidence issued by a notary public of the place where the event has occurred, and shall also use its best efforts to mitigate the losses or damage caused by the event of force majeure.
   (2) The Parties shall, through consultations and by taking into account the effect that event has on the performance of this Contract, decide whether or not to terminate this Contract, waive part of the obligations hereunder or delay the performance of this Contract.
65.  Contract Extension:

   If   the  operation  of  the  JVC  is  partially  or  entirely
   suspended  as a result of any force majeure event referred  to in  Article  63  herein,  the term of  this  Contract  may  be extended  by  a  period  not  exceeding  the  length  of  such suspension, if so decided by the Parties.










CHAPTER 18

GOVERNING LAW


65.  Existing PRC Laws:

   This Contract and its interpretation and performance shall be governed by the existing laws of PRC known to the public.

66.  Impact of New Laws:

   The   Parties   specifically  agree  that  should   Government
   Instrumentality promulgate any new laws or regulations or  any
   amendment  or  change  is  made  to  the  existing   laws   or
   regulations  which may adversely affect either  Party  or  the
   JVC,  the  Parties shall promptly consult and  make  necessary amendments and adjustments to the relevant provisions of  this
   Contract in order to eliminate any such negative impact.

                           CHAPTER 19
                             NOTICE


67.  Notice:

   Any notice or communication to be given hereunder shall be sufficiently given if delivered by courier or if transmitted clearly by facsimile to the addresses as set forth below.
   Any such notice shall be effective only upon actual delivery or receipt thereof. The address for service or notice of parties are:

   (1)       In the case of Party A:



          Jixi, Heilongjiang, China



          Tel: (086) 453-246-9075, Fax: (086) 453-246-9094



   (2)       In the case of Party B:



          #804  -  750  West  Pender Street,  Vancouver,  British

          Columbia, Canada V6C 2T8



          Tel: (604) 682-8445, Fax: (604) 682-4380




CHAPTER 20

MISCELLANEOUS


68.  Commencement of the Contract:

   This Contract shall be effective on the date of the issuance of the Business License.

69.  Schedules:

   All schedules attached hereto form parts of this Contract and shall be binding upon the Parties.

70.  Entire Agreement:

   If  any  part  of this Contract becomes invalid or ineffective for  any  reason, the remaining parts of this  Contract  shall continue to have effect and shall continue to be performed  by
   the  Parties.   At  the  same  time  the  Parties  shall  take
   effective   rectifying  measures  to   remedy   the   negative
   consequence arising from such invalidity or ineffectiveness.

71.  Supersession:

   This Contract shall be final and shall supersede any and all other agreements, oral or written, previously entered into between the Parties, unless otherwise provided for in this Contract.

72.  Amendment:

   No amendment to this Contract shall be valid unless made in writing and signed by both Parties.

73.  Language Discrepancy:

   This Contract is written in both Chinese and English and both versions shall have equal force and effect. Should there be any dispute on the interpretation of this Contract or the two versions thereof, the Parties shall resort to Chapter 16 for the solution.

74.  Time is of the essence:

   Time is of the essence of this Contract. The Party which fails to perform its obligations in time shall be responsible for the consequences arising therefrom.

75.  Enurement:

   This  Contract shall be binding upon and shall  enure  to  the
   benefit   of   both  Parties  and  each  of  their  respective
   successors and permitted assigns.

IN  WITNESS  WHEREOF  Party  A and Party  B  have  executed  this
Contract.

LIUMAO GRAPHITE MINE
by its authorized signatory(ies):

//ss    [illegible]


INTEGRATED CARBONICS CORP.
bv its authorized signatory(ies):

//ss    [illegible]












               COOPERATIVE JOINT VENTURE AGREEMENT


                             BETWEEN

 HEILONGJIANG GEOLOGICAL AND MINING TECHNOLOGY DEVELOPMENT CORP.

                               AND

                     DA-JUNG RESOURCES CORP.





                          August, 1997
                            CHAPTER 1

       PARTIES OF THE COOPERATIVE JOINT VENTURE AGREEMENT



1.   The two parties of this Contract and the JVC are:

     (1)  HEILONGJIANG GEOLOGICAL AND MINING TECHNOLOGY
          DEVELOPMENT CORP.

          (hereinafter referred to as "Party A"), legally established and registered in Heilongjiang Province, the People's Republic of China, China.


Address:           65 Zhongshan Lu, Xiangfang District, Harbin,
                   Heilongjiang, China
Telephone:         (086) 0451-566-2783
Facsimile:         (086) 0451-566-2732
Legal              Ruoshi Jin
Representative:
Title:             General Manager
Nationality:       Chinese

     (2)  DA-JUNG RESOURCES CORP.

          (hereinafter referred to as "Party B"), of British
          Virgin Islands, legally established and registered in the British Virgin Islands.

Address:           P.O. Box 71, Road Town Tortolla, British
                   Virgin Islands
Telephone:         (064) 682-8468
Facsimile:         (604) 682-4380
Legal              Mario Aiello
Representative:
Title:             President
Nationality:       Canadian





                            CHAPTER 2


                           DEFINITIONS


2. Unless otherwise provided in this Contract, the words and phrases defined in this Contract shall have the same meanings set forth herein:


     "Administrative Budget" means the detailed estimation of all expenses of the JVC in implementing relevant programs, including the estimation for exploration, approved by the Board of Directors.


     "Articles" refers to Articles of Association of the JVC containing detailed rules on the establishment and operation of the joint venture company signed by the Parties as amended from time to time.


     "Approval Authority" means the relevant Chinese governmental organ or organs, or any department to which authority has been delegated, which, in accordance with the prevailing Chinese laws, has the power to approve or not to approve this Contract or other agreements and documents in connection with this Contract.


     "Board of Directors" refers to the Board of Directors of the Joint Venture Company.


     "Business License" means the license issued by the Chinese government to the Joint Venture Company allowing it to carry on business and operate in China.


     "Contract" means this agreement and all the attachments and amendments hereof.


     "Contract Areas" means the areas of Heilongjiang over which Party A holds a direct or indirect mining rights tenure or permission and in which the Parties intend to carry out any Operating Activities pursuant to the terms and conditions of this Contract. However, the ownership of the existing mines in the Contract Areas is not covered in this definition.


     "Contract Rights" includes all agreements, contracts, rights or offerings obtained from third parties including
     Government Instrumentality, as well as all other rights including right or interest derived from any option agreement, leases or other contracts, and exploration permits and mining licenses, permitting the Parties to carry out any Operating Activities set out hereunder.


     "Costs" means all costs and expenses incurred by the JVC or Parties on behalf of the JVC on Operating Activities in the Contract Areas or Operating Areas, such as site costs, costs of explorations, samplings, survey and investigations, tests, drillings, environmental studies, applying and maintaining Mining Rights, engineering designs, constructions of buildings, manufacturing and purchase of equipment and machinery, development, smelting, expenses for foreign or Chinese geologists or other experts, independent engineering, expenses for technical or professional opinions, costs of acquiring existing geological data and compensation for the prior geological work, salaries, wages, benefits, administrative and travel expenses.


     "Exploration" means all acts in relation to determination of the existence, locations, quantities, qualities or the commercial value of minerals.


     "Exploration Area" or "Exploration Areas" means an area or areas, within the Contract Areas in which the JVC may decide to carry out any Operating Activities.


     "Exploration Licenses" means the licenses, permits or rights, to conduct exploration activities within the Operating Areas granted by Government Instrumentality.


     "Exploration Program" means any program or plan formulated by the JVC's geologists and engineers for the exploration of an Operating Area or Operating Areas.


     "Exploration Unit" or "Exploration Units" means an area or areas, each 1 km2 in size, forming the basic units of an Exploration Area.


     "General Manager" or "Deputy General Manager" means the individual or entity appointed pursuant to Article 35 herein.


     "Government Instrumentality" means any state, provincial, city , municipal or local government and any department thereof, or the central bank, court, commission, bureau or board exercising any regulation, expropriation or taxing authority under or for the account of any of the foregoing.


     "Joint Venture Company" or "JVC" means the cooperative joint venture company established by the Parties pursuant to Chapter 4 herein.


     "Minerals" means all base and precious metals, industrial minerals that are discovered or are present within the Exploration Areas.


     "Mining" means mining, extraction, production, transportation, treatment, filtering or any other mining production process, including the processing of by-products and products refining using any method.


     "Mining Rights" means mining licenses and contract rights held by the JVC in the Operating Areas.


     "MGMR" means the Ministry of Geology and Mineral Resources of PRC.


     "Operating Activities" means all proprietary activities of the JVC, including feasibility studies, ore dressing, prospecting, processing, construction of processing plants or other activities in relation to mining, transportation, smelting, or other activities in relation to Minerals conducted by or on behalf of the JVC.


     "Operating Area" or "Operating Areas" means the area or areas, each comprising a number of Exploration Areas, defined by geological, mineral and geographic restraints, in which the JVC decides to carry out any Operating Activities pursuant to an Operating Budget and Operating Procedures.


     "Operating Budget" means the budget prepared by Party B for each Operating Area estimated on the basis of RMB 2,000 per km2 on average, to be submitted to the JVC for implementation.


     "Operating Licenses" means all Business License, Exploration
     Licenses, Mining Licenses, approvals, permits and registrations that the JVC may need to operate in Contract
     Areas and/or Operating Areas.


     "Operating Procedures" means the procedures formulated by the Board of Directors for carrying out and maintaining
     Operating Activities.


     "Operating Schedule" means the schedule substantially in the form shown in Schedule "B" attached hereto and determined by the Board of Directors according to which Operating
     Activities are conducted and completed.


     "Option" means the exclusive right and option granted by Party A to Party B for the acquisition of any or all of Party A's interest in any Optional Project.


     "Optional Project" or "Optional Projects" means any existing mines owned wholly or partly by Party A within the Operating
     Areas.


     "Parties" means Party A and Party B as well as their successors and permitted assigns, and "Party" means either party.


     "Phase I" means the stage of prospecting and exploration and ends with completion of feasibility studies.


     "Phase II" means the stage of mining, development and production of mines discovered in Phase I.


     "PRC" means the People's Republic of China.


     "Products" means mineral products produced under mining rights or other rights.


     "Shareholders" means any individual or entity holding the shares of the JVC. (Initially Party A and Party B).


     "Share Interest" means a party's percentage of share interest in the JVC as adjusted from time to time.


     "Subsidiaries" means any individual, partnership, joint venture, companies or any other business entities controlled directly or indirectly by a Party.


     "Work Days" means all the days in a year less Saturdays, Sundays and the Chinese Statutory Holidays.


                            CHAPTER 3


                 REPRESENTATIONS AND WARRANTIES


3.   Party A hereby represents and warrants as follows:


     (1) Party A is a subsidiary of Heilongjiang MGMR and as such ahs all necessary legal rights and authority to carry out business in the Province of Heilongjiang as contemplated by this Contract.


     (2) Party A is familiar with the Chinese laws, regulations and policies relating to the foreign cooperative exploration of Minerals.


     (3) Party A has obtained or is able to obtain the consent and/or approval of the Government Instrumentality in relation to the execution of this Contract and the performance of the obligations hereunder.


     (4) Party A's signing, interpretation and execution of this Contract shall not:


          (A) be in conflict with its own purpose and the purposes of the MGMR and the Articles of the JVC.


          (B) be in conflict with any laws, regulations, rules, orders or judgments of PRC which Party A must comply with; and


          (C) be in conflict with agreements Party A has reached with any other party.


     (5) Any Party A's activities in the Operating Areas do not involve any substantive amount of toxic substances, and contaminants or discharge and substances to such Operating Areas.


     (6) Unless otherwise specified hereunder, the JVC shall pay all taxes in accordance with the laws of PRC.


     (7) Party A shall provide no less than 4,000 km2 to Party B for exploration.


4.   Party B represents and warrants that:


     (1)  Party B is incorporated under the law of the British
          Virgin Islands, and is in good standing and valid existence.


     (2) Party B has all the power and authority to execute this Contract and perform the obligations thereunder and none of its actions are subject to the consent or the approval of the government of the British Virgin
          Islands.


     (3) This Contract will be effective and binding once signed by Party B and approved by the Approval Authority.


     (4) Party B agrees that it shall fully and in good faith perform each of the obligations set out in this Contract and shall exercise each of its rights under this Contract in a reasonable manner.


     (5) The input of funds shall be made in accordance with the investment schedule, and under Operating Budget and Administrative Budget.


     (6) All members of Party B shall comply with PRC laws and regulations, and local and cultural tradition during their stay in China.


     (7) Party B shall ensure the total investment amount and will make no less than the amount specified in Schedule "A" to the JVC. More specifically, Party B shall invest to the JVC no less than RMB 2,000 per km2 in which exploration activities are carried out. Party B shall ensure that the minimum investment amount per km2 is achieved and that the exploration programs are completed.


                            CHAPTER 4


           ESTABLISHMENT OF THE JOINT VENTURE COMPANY


5.   Name of the JVC:


     (1)  The Chinese name of the JVC shall be:  Heilongjiang
          Jinlong Mining Co. Ltd.


     (2)  The English name of the JVC shall be:  Heilongjiang
          Gold Dragon Mining Co. Ltd.


6.   The Business Address of the JVC:


     The business address of the JVC shall be #65 Zhongshan Road, Xiangfang District, Harbin.


7.   Compliance of Laws:


     All activities of the JVC shall comply with the laws, regulations and rules of the PRC, and all its proper business activities and legal rights shall be protected by the PRC Laws.


8.   Establishment of the JVC:


     Party A and Party B hereby agree that they shall cause the JVC to be established upon signing of this Contract on the basis of the Articles and pursuant to the Law of the People's Republic of China on China Foreign Cooperative Joint Ventures, the Detailed Implementing Regulations for the Law of the PRC on Cooperative Joint Ventures and the provisions of other Chinese laws and regulations relating to mining.


9.   Responsibility of the Company:


     The JVC shall be responsible for its own debts and assets.
     Neither Party shall be liable for any debts owed by the JVC to any third party. Either Party shall only be liable to the extent of its investment in the JVC.


10.  Profits:


     The net after tax profits or dividends of the JVC shall be distributed pro-rata to the Share Interest of the Parties.


11.  No Agency:


     There is no agency relationship between the Parties and this Contract does not designate either Party as the agent or legal representative of the other Party or the JVC. Unless expressly provided in the provisions of this Contract, neither Party shall have the power to represent the other Party or the JVC in connection with any obligations or responsibilities hereunder.


                            CHAPTER 5


        PURPOSE, BUSINESS SCOPE AND TERM OF COOPERATIONS


12.  Purpose:


     The purpose of the JVC shall be to enhance economic cooperation and technical exchange, to use advanced and appropriate technical and scientific management methods, and to conduct exploration and other mining activities, so as to permit the Parties to achieve satisfactory economic benefits and investment returns, all on the basis of the principles of fairness, legality, quality and mutual benefit.


13.  Business Scope:


     The business of the JVC shall be exploration, production and processing of Minerals, including base and precious metals, and industrial minerals in order to extract and process such Minerals or related products.


14.  Business in the name of the JVC:


     All business exchanges, transactions, contracts, purchases, operations, negotiations, employment or any activities on behalf of the Parties shall be conducted in the name of the JVC, unless expressly set out in this Contract. Neither Party shall carry on any above-mentioned activities in its own name, in the other Party's name or in the name of both Parties in the Operating Areas.


15.  Limitation of Scope of the Contract:


     Either Party is permitted under this Contract to carry on similar or competitive operational activities outside the Contract Areas. However, both Parties will make its best efforts to perform the obligations to the JVC under the Contract.


16.  Term of the JVC:


     The Term of the JVC shall be 30 years commencing on the date of the issuance of Business License of the JVC.


17.  Operation in Operating Areas:


     No suspension, delay or termination of any operation in any Exploration Units, Exploration Areas or Operating Areas shall affect the operation, including the Operating Budget, Operating Schedule and Operating Procedure, of any other Exploration Units, Exploration Areas or Operating Areas or the Parties' performance of obligations under this Contract. The JVC may decide, based on the recommendations of geologists and in view of the best interest of the JVC, to discontinue or suspend operation in any Exploration Unit or Exploration Area or Operating Area.


                            CHAPTER 6


        TOTAL INVESTMENT, REGISTERED CAPITAL AND TRANSFER


18.  Investment and Registered Capital:


     The total investment of the JVC shall be the gross amount of all the funds required to complete the Operating Activities in the Operating Areas as determined by the Parties from time to time on the basis of progress and findings in the Operating Areas during the term of this Contract but shall not in any case exceed US#28,000,000 unless decided otherwise by the Parties pursuant to Article 25 hereunder.


19.  Phased Operation:


     The operation of the JVC shall be divided into Phase I and Phase II. Each Party's Share Interest in Phase I shall be
     50%.


     Phase I commences on the date of the issuance of Business
     License and shall continue until all exploration planning, prospecting, surveying, drilling, all other exploration works and feasibility studies are completed.


     Upon completion of Phase I, Party B's Share Interest shall be increased to 75% and Party A's Share Interest shall become 25%. Phase II commences upon decision of the Board of Directors, based on review and approval of the feasibility studies report, to proceed with mine and plant construction in any or all of the Operating Areas.


20.  Phased Investment:


     (1)  The Parties' investment in Phase I shall be as follows:


          (A) Party A shall transfer all Operating Licenses, if any, to the JVC and/or shall, on behalf of the JVC, immediately and expeditiously secure or maintain Operating Licenses so that the JVC shall be able to operate in the Contract Areas or Operating Areas, as the case may be, and shall provide all existing and relevant geological data, as contribution to the JVC.


          (B) Party B shall pay the cost of securing Operating Licenses incurred by Party A on behalf of the JVC. The exact amount of such payment shall depend on the total areas to be covered by the Operating Licenses and shall be determined by the Parties in Schedule "A" attached hereto.


          (C) Party B shall, prior to signing of this Contract, supply RMB80,000 as compensation for geological data prepared by Party A. Upon the JVC receiving its Exploration Licenses, Business License and any other required permits or approvals necessary for the commencement of operation in the Operating Areas, Party B shall input RMB800,000 to the JVC and the JVC shall pay this sum to Party A as compensation for all prior geological work performed by Party A in relation to the Operating Areas.


          (D) Party B shall supply funds in amounts sufficient to complete Operating Activities contemplated under Exploration Programs which have been submitted by either its own geologists or independent geologists and approved by the Board of Directors.


          (E) No stocks shall be issued and no loans shall be borrowed in the name of the JVC in Phase I.


     (2) The Parties' investment in Phase II shall be as follows:


          (A)  For Party A, 25% of all funds needed for Operating
               Activities of the JVC in any and all Operating
               Areas.


          (b)  For Party B, 75% of all funds needed for Operating
               Activities of the JVC in any and all Operating
               Areas.


21.  Parties' obligations in Phase I:


     (1)  Party A shall:


          (a) collect, compile and provide all geological data and information in relation to Operating Areas or Exploration Areas to be submitted to Party B.


          (b) apply for, obtain or maintain Operating Licenses for Operating Activities within the Operating
               Areas.


          c recommend to JVC Operating Areas for prospecting, exploration and development.


          (d) assist Party B in assessment of Operating Areas and preparation of feasibility studies.


          (e) where an Operating Area or Operating Areas are owned by a third party which is a subsidiary, affiliate of or a party related to Party A, Party A shall make such efforts so that such a third party may be acquired or merged with the JVC in order to facilitate investment by Party B.


     (2)  Party B shall:


          (a) provide funds pursuant to Article 20 hereunder for necessary business activities in Phase I.


          (b) facilitate the JVC in retaining or recruiting foreign experts and management personnel.


          c assist the JVC in the importation of technology, equipment and materials for the Operating
               Activities.


          (d)  conduct feasibility studies.


22.  Parties' obligations in Phase II:


     (1)  Party A shall:


          (a)  supply 25% of all funds required for Operating
               Activities in Operating Areas.


          (b)  conduct Operating Activities as required of Party
               A under this Contract.


     (2)  Party B shall:


          (a)  supply 75% of all funds required for Operating
               Activities in Operating Areas.


          (b)  conduct Operating Activities as required of Party
               B under this Contract.


23.  Confirmation of Investment:


     Each time when a Party has made its investment to the capital of the JVC, an accountant registered in China and appointed by the Board of Directors shall verify the contribution and issue a contribution verification report within 60 days after the receipt of the contribution.
     Within 30 days after the receipt of the verification report, the JVC shall issue an investment certificate in accordance with regulations governing joint venture enterprises. The investment certificate shall be signed by the Chairman and the Vice-Chairman of the Board of Directors.


24.  Conditions Precedent:


     If any of the provisions below is not satisfied or expressly waived by both Parties, neither Party shall have any responsibility to make any contribution to the JVC:


     (1) This Contract is executed by the Parties and is in compliance with the laws of PRC.


     (2) This Contract and the Articles executed by the Parties are approved by the Approval Authority with no material amendment to the provisions thereof, and without any additional requirements imposed upon either Party or the JVC, unless both Parties are informed in advance of such requirements and have given consent in writing.


     (3) The Business License is issued with the scope of business as provided for in Article 13 hereunder. Both
          Parties should receive notice in advance and provide confirmation in writing should there be any change in the scope of business.


     (4) All relevant agreements listed in this Contract are executed and approved by the Board of Directors, and confirmed by the JVC. If required by law, the relevant agreements have been approved by the Approval
          Authority.


     (5) All Operating Licenses are issued and transferred to the JVC without any liabilities or encumbrance attached thereto.


     The Parties agree that within three (3) months after the issuance of the Business License or within five (5) months after signing of this Contract by both Parties or during any extended period of time as agreed to by the Parties, if any of the conditions above is not satisfied or the Parties have not waived such a condition, either Party is entitled to give notice to the other Party in writing of the termination of the Contract. Thereafter, neither Party shall be under any obligation to make any investment in the JVC.


25.  Adjustment of Capital:


     Any increase or reduction in the Registered Capital or the total investment in the JVC must have both Parties written agreement, the unanimous endorsement of the Board of Directors and approval of the Approval Authority.


26.  Financing:


     The JVC shall mainly rely on Party B for investment. If there is any shortage of funds when formal mining production commences (Phase II), the JVC may raise funds in and outside China to cover the difference between the total investment and the registered capital. Party A shall help the JVC to obtain funds within China and Party B shall help the JVC to obtain funds overseas at competitive terms.


27.  Transfer and Assignment of Share Interest:


     (1) Either Party may transfer, assign or sell all or part of its Share Interest in the JVC to a third party or third parties. Such transfer, assignment or sale of a Share Interest in the JVC will require the consent of the other party and approval by the relevant authorities. Each Party represents that such transfer, assignment or sale of Share Interest in the JVC will not affect the Share Interest of the other Party. The Party transferring, assigning or selling its Share Interest shall be responsible to ensure the financial and technical ability of the third party.


     (2) Either Party may by separate agreement invite a third party or parties to participate in the exploration and or development of the Operating Area(s) and may as required by the separate agreement transfer, assign or sell part or all of its interest in the Operating Area(s). Each Party represents that any such transfer, assignment or sale of its interest in the Operating Area(s) shall not affect this Contract or the other Party's interest and shall become effective upon approval of the relevant authorities.


28.  Failure to Provide Investment Funds:


     Subject to Article 17 herein, if a Party fails to provide any or all the funds contemplated in Article 20(2) of Chapter 6, then the other Party may supply the funds, and that Party's interest in the Operating Areas and the JVC shall be increased accordingly on a pro rata basis.


                            CHAPTER 7


              ADDITIONAL OBLIGATIONS OF THE PARTIES


29.  Party A's Additional Obligations:


     Party A shall timely and expeditiously perform the following obligations:


     (1) to assist the JVC in its consultation and negotiation with Government Instrumentality to ensure that the JVC will be able to operate in accordance with relevant rules and regulations, and that Party B's rights and interests are protected; to obtain or assist the JVC in obtaining its business license, tax registration, MOFTEC approvals and any other necessary permits or approvals.


     (2) to provide lands for operation and office uses and labour to the JVC at a competitive price.


     (3) to assist the JVC in the importation of equipment and to facilitate transportation of such equipment within PRC.


     (4) to assist the JVC in the procurement or lease of any equipment, material, office supplies, vehicles and telecommunication equipment.


     (5) to assist the JVC in securing infrastructures and services such as the supply of water, power and roads.


     (6) to recommend, at the request of Party B or the JVC, to Party B or the JVC, Optional Projects, and to facilitate the acquisition of such Optional Projects.


     (7)  to handle any other matters requested by the JVC.


30.  Party B's Additional Obligations:


     Party B shall timely and expeditiously perform the following obligations:


     (1) to assist the JVC in the purchase and importation of equipment, instrument, machinery, vehicles and other equipment to be imported.


     (2) to assist the JVC through the use of foreign experts, advisers or agents at competitive rate.


     (3)  to obtain financing when so needed by the JVC.


     (4) to contract or subcontract professionals or labour when necessary.


     (5) to handle any other matters once so requested by the JVC.


                            CHAPTER 8


                       BOARD OF DIRECTORS


31.  Appointment of Directors:


     The Board of Directors shall be formed on the date this Contract is signed by both Parties to the JVC. The Board of Directors shall comprise seven (7) members, of which Party A shall appoint three and Party B shall appoint four. Each director shall serve a term of three (3) years, which term can be extended upon expiry by the written confirmation of the Appointing Party. Either Party can be written notice to the JVC, dismiss a director it has appointed. Should any vacancy arise as a result of retirement, dismissal, resignation, sickness, disability or death, the Appointing Party shall appoint a new director for the remainder of the term arising from the vacancy.


32.  Chairman and Vice-Chairman of the Board:


     The Chairman of the Board of Directors shall be appointed by Party B and there shall be one Vice-Chairman which shall be appointed by Party A. The Chairman of the Board is the legal representative of the JVC and shall only conduct his or her work within the terms of reference authorized by the Board of Directors. When the Chairman is unable to perform the obligations, the Board will appoint the Vice-Chairman or any director as the legal representative of the JVC.


33.  Resolutions of the Board:


     The Board of Directors shall be the JVC's supreme organ. The quorum of the Board meeting shall be 5 directors. Resolutions of the Board on general matters of the JVC may be adopted by simple majority. However, the following action can be taken only with the unanimous resolutions of the directors who attend a Board of Directors' meeting:


     (1)  amendment of the JVC's Articles.


     (2)  merger, division or change of the JVC's organization.


     (3) increase or decrease of the number of shares issued for the purpose of financing by the JVC, application for loans, and the increase and transfer of registered capital.


     (4)  liquidation or dissolution of the JVC.


     (5)  mortgage of the JVC's assets.


34.  Meetings of the Board:


     (1) The Board of Directors shall meet at least once a year. However, if two-thirds or more of directors so request, an interim meeting of the Board of Directors may be convened. Meetings of the Board of Directors shall be convened and chaired by the Chairman, and in the absence of the Chairman, by the Vice-Chairman. The Chairman shall give written notice of the Board of Directors meeting to each director at least 30 days before the date of the meeting. The notice shall set out the agenda, time and place of the meeting. Any director unable to attend a Board of Directors meeting for any reason, may by written notice appoint a proxy to attend the meeting. If a director does not attend a meeting and does not appoint a proxy, he shall be deemed to have waived his rights to the meeting. If the Chairman and Vice-Chairman agree, other persons including experts may be invited to attend a Board of Directors meeting as observer, but such observers shall have no right to vote.


     (2) The detailed minutes of each meeting of the Board of Directors shall be signed by the Chairman and Vice-Chairman of the Board of Directors and then circulate to every director. The minutes and resolutions shall be written in both Chinese and English and shall be kept in the JVC's records once signed by directors who have attended the meeting.


                            CHAPTER 9


                      MANAGEMENT STRUCTURE


35.  Management:


     (1) The JVC shall establish a business management organ to be responsible for the day-to-day operation and management of the JVC. The management organ shall include the General Manager and the Deputy General Manager. The JVC shall have a General Manager and a Deputy General Manager whose appointment shall be approved by the Board of Directors. The General
          Manager shall be nominated by Party A and the Deputy General Manager shall be nominated by Party B, each for a term of three years. The term of engagement may be extended by the Board of Directors. The Board of Directors shall oversee the performance of the General Manager and Deputy General Manager of the Company who shall take charge of the management of the JVC's day-to-day business and operations in accordance with this Contract and the resolutions of the Board of Directors and, through such departments as production, technology, sales, finance, administration, shall organize and the lead the implementation of the development, production, sales, processing of the JVC.


     (2) All major decisions on the day-to-day operations of the JVC shall be effective only with the signature of both the General Manager and Deputy General Manager. The Board of Directors shall decide on what matters require the signature of both the General Manager and Deputy General Manager.


36.  Exploration Programs


     The JVC's geologists and/or engineers shall carry out Board approved Exploration Programs in compliance with the Operating Schedules. Where Exploration Programs are carried on without third party participation, the JVC's engineers and or geologists shall act under the leadership of the General Manager and Deputy General Manager. Where Exploration Programs are carried on with third party participation, the JVC's engineers and/or geologist, General Manager and Deputy General Manager shall act in cooperation with or under the supervision of the third party's engineers and geologists in accordance with the Exploration Programs and Operating Schedules approved by the Board of Directors.


37.  Subcontract:


     Party B or the JVC may, from time to time and a subcontract price to be determined on a case by case basis, subcontract Party A or any of its subsidiaries of affiliates to provide services in relation to any Operating Activities to be conducted by Party B or the JVC.


38.  Work Standards:


     The General Manager and the Deputy General Manager shall perform to the highest industry standards and efficiency, and shall observe mining and other relevant industry practice, and observe the laws of PRC. Where the General Manager or the Deputy General Manager are grossly negligent or engaged in malpractice, they may be dismissed and replaced by resolutions of the Board of Directors' meetings.


                           CHAPTER 10


                      FINANCIAL ACCOUNTING


39.  Monthly Financial Report:


     The JVC shall practice the Chinese accounting system under Chinese Laws. The General Manager shall provide to each Party a financial report on or before the 20th day of a calendar month to reflect the balance of the JVC in the previous month. The General Manager shall provide a financial report for the previous year in January every year. The JVC's accounting year commences January 1 and ends December 31 every calendar year.


40.  Currency:


     The JVC shall use both United States Dollars and Renminbi as its reporting currency for bookkeeping.


41.  Language for Accounting:


     All JVC's vouchers and accounting books shall be written in Chinese and the JVC's annual financial statements shall be written in both English and Chinese and the accounting firm shall prepare one copy of annual financial statement in accordance with Generally Accepted Accounting Principle
     (GAAP) for Party B.


42.  Foreign Exchange Balance:


     The JVC shall establish foreign exchange and Renminbi bank accounts at banks to be chosen by the Board of Directors. The JVC shall, in accordance with the laws and requirements of PRC, apply for and maintain foreign exchange certificates. The JVC will obtain sufficient foreign exchange to meet its needs. All expenses incurred in currency conversion will be deemed as the JVC's operational expenses.


43.  Product Sales:


     The JVC shall sell its Products pursuant to the laws and regulations of PRC.


44.  Products Price:


     The price of the JVC's Products shall be determined by the General Manager and Deputy General Manager and approved by the Board of Directors in accordance with the laws and regulations of PRC and the price guidelines formulated by the Board of Directors.


                           CHAPTER 11


                          TAX AND AUDIT


45.  Taxes Payable:


     The JVC shall pay taxes in accordance with the applicable laws and regulations of PRC, and shall enjoy the preferential tax treatment it is entitled to under the Income Tax Law for Foreign Investment Enterprises and other applicable laws and regulations of PRC. In respect, Party A shall give its utmost assistance.


46.  Profits Distribution:


     Profits shall be distributed to the Parties according to the following principle:


     (1) the Board of Directors shall, within four months of the end of a financial year, and after deductions are made for common reserve, worker's compensation and pension, decide on the amount of retained earnings and the pro-rata distribution of dividend. The dividend to be distributed to the Parties shall not exceed 75% of the profit.


     (2) any gross profit generated annually in any of the Operating Areas shall first be used for payment of taxes, fees and charges in accordance with the provisions of applicable tax laws and regulations of PRC, and the remainder shall be the profit to be allocated between Party A and Party B in accordance with their Share Interest.


     (3) Party B shall enjoy priority in receiving foreign exchange payment in any profit of the JVC. Foreign exchange will be U.S. Dollars converted from Renminbi, with the conversion rate being the average sell and buy rate at the People's Bank of China of the date when the Board of Directors decides to distribute profits. If the JVC does not have sufficient foreign exchange to advance to Party B, the JVC shall, as instructed by Party B, convert the Renminbi profit payable to Party B at the bank at the average exchange rate for foreign exchanges, and pay such converted foreign exchange to Party B. If the JVC is unable to make such converted foreign exchange to Party B. If the JVC is unable to make such conversion, then is shall, as instructed by Party B, deposit an equivalent amount in Renminbi in an independent savings account opened in the name of the JVC. The JVC or Party A shall not use the principal or interest thereon in this account. If Party B's instructions are requirements comply with the laws of PRC, the JVC should immediately perform the instructions of Party B to deposit Party B's profits into the bank account.

47.  Inspection and Auditing:


     The auditing of the accounts of the JVC shall be conducted through accounting firms registered in China.


                           CHAPTER 12


                            INSURANCE

48.  Board to Decide:


     The JVC shall take out insurance from the Chinese People's Insurance Company or another insurance company registered in the PRC in instance where the Chinese People's Insurance Company cannot provide adequate coverage or the necessary form of insurance.

49.  Insurance Plan:


     The insurance plan of the JVC may include anyone or more of the following or other items as may be agreed upon by the Board of Directors:


     (1) damages to and expenses of all drilling installations and equipment and other assets, including damages to and expenses of the assets used on work sites or supply basis for any mining operations.


     (2) any equipment or installations for productions, storage or transportation or processing facilities or buildings.


     (3) the JVC's use or lease or any equipment, facilities, vehicles, etc. for providing services to or for the implementation of the mining operations.


     (4) losses and expenses incurred during the transportation or storage - in-transit of goods and materials.


     (5) the labour, life and pension insurance of employees of the JVC.

50.  As Operating Costs:


     All insurance expenses shall be recorded as operating costs.


                           CHAPTER 13


                        LABOUR MANAGEMENT

51.  Labour Policy:


     All decisions on retirement, employment, termination, resignation as well as employee benefits shall be made on the basis of the Labour Law, Labour Management Relations for Foreign Invested Enterprises and other applicable laws of PRC (hereinafter collectively the "Labour Law"). The JVC's regulations on labour management shall be approved by the Board of Directors and implemented by the General Manager.

52.  Employment Contract:


     The JVC shall enter into employment contract individually with employees. The JVC shall employ management personnel based on the requirement and the standard set by the Board of Directors.

53.  Benefits:


     The JVC shall provide expatriates salaries and benefits at a level compatible to the salaries and benefits received by expatriates in similar positions in other mining enterprises with foreign investment established in Harbin, China. The JVC shall provide salaries and benefits to the Chinese employees, in compliance with the Labour Law and compatible to the salaries and benefits received by Chinese employees in similar positions in enterprises with foreign investment established in Harbin, China.

54.  Hiring:


     The JVC shall employ people base on their skills, character and work experience. The General Manager and Deputy General Manager shall make decisions as to the number and level of employees to be hired based on the needs of the JVC. All employees are subject to a six month probation before they are formally employed by the JVC.


                           CHAPTER 14


                         CONFIDENTIALITY

55.  General Provisions:


     This Contract and all related documents, materials, technical, geological and financial data and reports shall be kept strictly confidential. Except otherwise provided for in this Contract, no content of the aforementioned documents shall be disclosed to a third party or the public without the prior written consent of the other Party, which consent shall not be unreasonably withheld.

56.  Term and Confidentiality:


     The term of confidentiality shall end one (1) year after the termination of this Contract. If a Party has transferred all its interests, then that Party will be bound by the confidentiality provisions for two years after the transfer.

57.  Exceptions:


     The JVC may, as decided by the Board of Directors, furnish necessary documents, information, data and reports to a third party or affiliates. Such third party and affiliate may include:


     (1) banks or other credit institutions from which financing is sought by either Party to this Contract for the implementation of this Contract.


     (2) a potential assignee or assignees to whom rights and/or obligations under this Contract may be assigned.
          However, the assigning party shall ensure the credit worthiness of the assignee.


     (3) professionals such as lawyers and accountants from whom either Party wishes to obtain professional services in preparing or implementing this Contract.


     (4) the governments and stock exchanges of either Party, provided the Parties report to the Board of Directors in advance.

58.  Continuing Obligations:


     The obligations in this Chapter 14 are continuing obligations and shall survive any expiry, non-effectiveness, termination, cancellation or amendment of this Contract.


                           CHAPTER 15


               ENVIRONMENTAL PROTECTION AND SAFETY

59.  Compliance with Laws:


     The JVC shall comply with the laws and regulations published by the government of PRC in relation to environmental protection and safety in the course of Operating Activities.
     The JVC shall not be held liable to any damage or destruction to the environment which has been caused or existed before the establishment of the JVC.

60.  Contacts with Governmental Instrumentality:


     The JVC shall establish and maintain contact with Government Instrumentality in relation to its operation. In this respect, Party A shall take concrete actions to support and to help with the preservation of public security and orderly operation at and in the vicinity of all Operating Areas.


                           CHAPTER 16


                  TERMINATION OF JOINT VENTURE

61.  Termination:


     The term of the JVC shall expire 30 years from the date of issuance of Business License to the JVC. At the request of either Party and upon the approval of the Board of Directors, an application for extension may be made to the original Approval Authority at least 180 days prior to the expiry of the term of the JVC.

62.  Early Termination:

     The JVC shall terminate on the expiry of the term of cooperation unless any of the following circumstances occurs which may constitute reasons for terminating this Contract prior to expiry of the term:


     (1) either Party materially breaches any provisions of this Contract and fails to rectify such breach within 90 days after receiving a written notice of the breach from the non-breaching Party.


     (2) an event of force majeure makes it possible to implement this Contract and the Parties are unable to find a solution thereto.


     (3) the JVC suffers serious losses prior to the expiry of the term of this Contract, or there is an unfavourable change to the exploration and the production conditions which makes it impossible to achieve the purpose of the JVC and there is no means of rectification.


     (4) either Party for any reason ceases being an independent legal entity or is the subject of dissolution or liquidation procedures or ceases its business or is unable to pay its debts.


     (5) both Parties consider that early termination of this Contract is in the best interest of both Parties.

63.  Liquidation:


     Where this Contract expires or is terminated pursuant to the Articles, the JVC shall:


     (1) liquidate the assets, pay all debts, and to distribute any balance to the Parties pro rata to Share Interest.


     (2)  provide to each Party a complete list of assets.


     (3)  Apply to cancel Business License.

64.  Sale of Assets:


     During the liquidation process, the General Manager will make his/her best efforts to sell all assets of the JVC, including Mining Rights. Either Party may purchase part or the whole of the assets of the JVC at the fair market value to be agreed upon the Parties (if no agreement in writing on the fair market value is reached between the Parties within 30 days after the liquidation commences, then an independent assessor may be retained to determine the value). Assets may be used to repay any debts of equivalent value owed to either Party.


                           CHAPTER 17


                       DISPUTE RESOLUTION

65.  Basic Principle:


     The Parties shall use their best efforts to settle amicably through consultations any disputes arising in connection with this Contract or its performance.

66.  Arbitration:


     Any dispute mentioned in Article 66 that has not been settled through consultation within seven (7) days after a Party has requested in writing for such consultation, may be referred to by either Party to Beijing International
     Economic and Trade Arbitration Commission of China in accordance with the arbitration proceedings rules thereof, including;


     (1) all proceedings of the arbitration will be conducted in Chinese;


     (2) three arbitrators will be used and all should have Chinese proficiency; and


     (3) Party A and Party B shall each appoint an arbitrator and the third arbitrator shall be appointed by the Arbitration Commission who shall be the Chair of the Tribunal. The arbitration award shall be final and binding upon both Parties.

67.  Continuing Performance:


     During the arbitration, the Parties shall perform those portion of the Contract over which there is no dispute between the Parties and which are not subject to arbitration.


                           CHAPTER 18


                          FORCE MAJEURE

68.  Force Majeure Events:


     (1) Should either Party to this Contract be directly affected in the performance of this Contract or be prevented from performing its obligations under this Contract in time by any event or occurrence not within the control of the Party affected, including earthquake, flood, fire, war, strike, riot, blockade, public disorder, expropriation, nationalization, any act or failure to act on the part of the government, the occurrence and the consequences of which are unpreventable and unavoidable, the Party so affected shall notify the other Party in writing, and within fifteen (15) days thereafter provide detailed information of the event and valid documentary evidence issued by a notary public of the place where the event has occurred, and shall also use its best efforts to mitigate the losses or damage caused by the event of force majeure.


     (2) The Parties shall, through consultations and by taking into account the effect that event has on the performance of this Contract, decide whether or not to terminate this Contract, waive part of the obligations hereunder or delay the performance of this Contract.

69.  Contract Extension:


     If any or all the Operating Activities in any Operating Areas are partially or entirely suspended as a result of any force majeure event referred to in Article 68, the operation in any such Operating Areas or the term of this Contract may be extended by a period not exceeding the length of such suspension.


                           CHAPTER 19


                          GOVERNING LAW

70.  Existing PRC Laws:


     This Contract and its interpretation and performance shall be governed by the existing law of PRC known to the public.

71.  Impact of New Laws:


     The Parties specifically agree that should Government Instrumentality promulgate any new laws or regulations or any amendment or change is made to the existing laws or regulations which may adversely affect either Party or the JVC, the Parties shall promptly consult and make necessary amendments and adjustments to the relevant provisions of this Contract in order to eliminate any such negative impact.


                           CHAPTER 20


                             NOTICE

72.  Notice:


     Any notice or communication to be given hereunder shall be sufficiently given if delivered by courier or if transmitted clearly by facsimile to the addresses as set forth below. Any such notice shall be effective only upon actual delivery or receipt thereof. The address for service or notice of parties are:


     (1)  IN the case of Party A:


          #65 Zhongshan Street, Xiangfang District, Harbin,
          Heilongjiang, China


     (2)  In the case of Party B:


          #804, 750 West Pender Street, Vancouver, British
          Columbia, Canada  V6C 2T8


                           CHAPTER 21


                          MISCELLANEOUS

73.  Commencement of the Contract:


     This Contract shall be effective the date of the issuance of the Business License.

74.  Entire Agreement:


     If any part of this Contract becomes invalid or ineffective for any reason, the remaining parts of this Contract shall continue to have effect and shall continue to be performed by the Parties. At the same time the Parties shall take effective rectifying measures to remedy the negative consequences arising from such invalidity or ineffectiveness.

75.  Supersession:


     This Contract shall be final and shall supersede any and all other agreements, oral or written, previously entered into between the Parties, unless otherwise provided for in this Contract.

76.  Amendment:


     No amendment to this Contract shall be valid unless made in writing and signed by both Parties.

77.  Language Discrepancy:


     This Contract is written in both Chinese and English and both versions shall have equal force and effect. Should there be any dispute on the interpretation of this Contract or the two versions thereof, the Parties shall resort to Chapter 17 for the solution.

78.  Time is of the essence:


     Time is of the essence of this Contract. The Party which fails to perform its obligations in time shall be responsible for the consequences arising therefrom.

79.  Enurement:


     This Contract shall be binding upon and shall enure to the benefit of both Parties and each of their respective successors and permitted assigns.


IN WITNESS WHEREOF Party A and Party B have executed this
Contract.

HEILONGJIANG GEOLOGICAL AND MINING TECHNOLOGY
DEVELOPMENT CORP.
By its authorized signatory(ies):


SEAL


//ss   Signed by JIN, Ruoshi


DA-JUNG RESOURCES CORP.
By its authorized signatory(ies):


//ss   Signed by Mario Aiello


Dated:  September 9, 1997